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                                                                    EXHIBIT 10.1

                         SEVENTH AMENDMENT TO THE THIRD
                       AMENDED AND RESTATED AGREEMENT OF
                 LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P.

         This SEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P., dated as of September 27, 1999 (this "Amendment"), is being executed by AIMCO-GP, Inc., a Delaware corporation (the "General Partner"), as the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the authority conferred on the General Partner by the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994 (the "Agreement"). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

         WHEREAS, pursuant to the Second Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of December 30, 1998 (the "Third Amendment"), the General Partner determined the designations, preferences and relative, participating, optional or other special rights, powers and duties of the Class One Partnership Preferred Units; and

         WHEREAS, the holders of at least 50% of the outstanding Class One Partnership Preferred Units have consented to an amendment to the Agreement that will result in the Class One Partnership Preferred Units ranking on a parity with all other Preferred Units currently outstanding.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 3 of the Partnership Unit Designation of the Class One Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit O to the Agreement) is hereby amended to read in its entirety as set forth below:

         3.       RANKING.

                  Any class or series of Partnership Units of the Partnership shall be deemed to rank:


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                  (a) prior or senior to the Class One Partnership Preferred
         Units, as to the payment of distributions and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Class One Partnership Preferred Units (the Partnership Units referred to in this paragraph being hereinafter referred to, collectively, as "Senior Partnership Units");

                  (b) on a parity with the Class One Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Class One Partnership Preferred Units if (i) such class or series of Partnership Units shall be Class B Partnership Preferred Units, Class C Partnership Preferred Units, Class D Partnership Preferred Units, Class G Partnership Preferred Units, Class H Partnership Preferred Units, Class I Partnership Preferred Units, Class J Partnership Preferred Units, Class K Partnership Preferred Units, Class L Partnership Preferred Units or Class Two Partnership Preferred Units or (ii) the holders of such class or series of Partnership Units and the Class One Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Parity Partnership Units"); and

                  (c) junior to the Class One Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if (i) such class or series of Partnership Units shall be Partnership Common Units or Class I High Performance Partnership Units or (ii) the holders of Class One Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the Partnership Units referred to in clauses


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         (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Junior Partnership Units").

         2. Section 8 of the Partnership Unit Designation of the Class K Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit P to the Agreement) is hereby amended to read in its entirety as set forth below:

         8.       RANKING.

                  Any class or series of Partnership Units of the Partnership shall be deemed to rank:

                  (a) prior or senior to the Class K Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Class K Partnership Preferred Units (the Partnership Units referred to in this paragraph being hereinafter referred to, collectively, as "Senior Partnership Units");

                  (b) on a parity with the Class K Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Class K Partnership Preferred Units if (i) such class or series of Partnership Units shall be Class B Partnership Preferred Units, Class C Partnership Preferred Units, Class D Partnership Preferred Units, Class G Partnership Preferred Units, Class H Partnership Preferred Units, Class I Partnership Preferred Units, Class J Partnership Preferred Units, Class K Partnership Preferred Units, Class L Partnership Preferred Units, Class One Partnership Preferred Units or Class Two Partnership Preferred Units or (ii) the holders of such class or series of Partnership Units and the Class K Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Parity Partnership Units"); and


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                  (c) junior to the Class K Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if (i) such class or series of Partnership Units shall be Partnership Common Units or Class I High Performance Partnership Units or (ii) the holders of Class K Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Junior Partnership Units").

         3. Section 3 of the Partnership Unit Designation of the Class I Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit Q to the Agreement) is hereby amended to read in its entirety as set forth below:

         3.       RANKING.

                  Any class or series of Partnership Units of the Partnership shall be deemed to rank:

                  (a) prior or senior to the Class I Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Class I Partnership Preferred Units (the Partnership Units referred to in this paragraph being hereinafter referred to, collectively, as "Senior Partnership Units");

                  (b) on a parity with the Class I Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Class I Partnership Preferred Units if (i) such class or series of Partnership Units shall be Class B Partnership Preferred Units, Class C Partnership Preferred Units, Class D Partnership Preferred Units, Class


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         G Partnership Preferred Units, Class H Partnership Preferred Units,
         Class J Partnership Preferred Units, Class K Partnership Preferred Units, Class L Partnership Preferred Units, Class One Partnership Preferred Units or Class Two Partnership Preferred Units or (ii) the holders of such class or series of Partnership Units and the Class I Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Parity Partnership Units"); and

                  (c) junior to the Class I Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if (i) such class or series of Partnership Units shall be Partnership Common Units or Class I High Performance Partnership Units or (ii) the holders of Class I Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Junior Partnership Units").

         4. Section 3 of the Partnership Unit Designation of the Class Two Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit R to the Agreement) is hereby amended to read in its entirety as set forth below:

         3.       RANKING.

                  Any class or series of Partnership Units of the Partnership shall be deemed to rank:

                  (a) prior or senior to the Class Two Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Class Two Partnership Preferred Units (the Partnership Units referred to in this


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         paragraph being hereinafter referred to, collectively, as "Senior
         Partnership Units");

                  (b) on a parity with the Class Two Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Class Two Partnership Preferred Units if (i) such class or series of Partnership Units shall be Class B Partnership Preferred Units, Class C Partnership Preferred Units, Class D Partnership Preferred Units, Class G Partnership Preferred Units, Class H Partnership Preferred Units, Class I Partnership Preferred Units, Class J Partnership Preferred Units, Class K Partnership Preferred Units, Class L Partnership Preferred Units or Class One Partnership Preferred Units or (ii) the holders of such class or series of Partnership Units and the Class Two Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Parity Partnership Units"); and

                  (c) junior to the Class Two Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if (i) such class or series of Partnership Units shall be Partnership Common Units or Class I High Performance Partnership Units or (ii) the holders of Class Two Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Junior Partnership Units").

         5. Section 8 of the Partnership Unit Designation of the Class L Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit S to the Agreement) is hereby amended to read in its entirety as set forth below:


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         8.       RANKING.

                  Any class or series of Partnership Units of the Partnership shall be deemed to rank:

                  (a) prior or senior to the Class L Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Class L Partnership Preferred Units (the Partnership Units referred to in this paragraph being hereinafter referred to, collectively, as "Senior Partnership Units");

                  (b) on a parity with the Class L Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Class L Partnership Preferred Units if (i) such class or series of Partnership Units shall be Class B Partnership Preferred Units, Class C Partnership Preferred Units, Class D Partnership Preferred Units, Class G Partnership Preferred Units, Class H Partnership Preferred Units, Class I Partnership Preferred Units, Class J Partnership Preferred Units, Class K Partnership Preferred Units, Class One Partnership Preferred Units or Class Two Partnership Preferred Units or (ii) the holders of such class or series of Partnership Units and the Class L Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Parity Partnership Units"); and

                  (c) junior to the Class L Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if (i) such class or series of Partnership Units shall be Partnership Common Units or Class I High Performance Partnership Units or (ii) the holders of Class L Partnership Preferred Units shall be entitled to receipt of distributions or of amounts


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         distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the Partnership Units referred to in clauses (i) and (ii) of this paragraph being hereinafter referred to, collectively, as "Junior Partnership Units").

         6. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.


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         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                         GENERAL PARTNER:

                                         AIMCO-GP, INC.



                                         By:     /s/ HARRY ALCOCK
                                            ------------------------------------
                                            Name:    Harry Alcock
                                            Title:   Senior Vice President